                                                                   EXHIBIT 10.18

                     Fourth Amendment to Credit Agreement,
               First Amendment to Borrowers' Security Agreement,
             First Amendment to Subsidiary Security Agreement, and
                  Consent and Release of Collateral Agreement

     This Fourth Amendment to Credit Agreement, First Amendment to Borrowers' Security Agreement, First Amendment to Subsidiary Security Agreement and Consent and Release of Collateral Agreement (this "Amendment") dated as of July 9, 1997 among LaSalle Partners Management Limited Partnership, a Delaware Limited Partnership ("LPML"), LaSalle Partners Limited Partnership, a Delaware Limited Partnership ("LPL") (LPL and LPML are hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower"), the Lenders party hereto, and Harris Trust and Savings Bank, as Agent;

                                  Witnesseth:

     Whereas, the Borrowers, Lenders and Harris Trust and Savings Bank, as Agent, have heretofore executed and delivered a Credit Agreement dated as of September 6, 1996 (as amended through the Third Amendment thereto dated as of February 28, 1997, the "Credit Agreement"); and

     Whereas, the Borrowers have requested that the Lenders consent to the Transaction (as defined below) and to certain amendments to the Credit Agreement; and

     Whereas, each partner of each Borrower will assign all of its interest in such Borrower to LaSalle Partners Incorporated, a Maryland corporation ("LP Inc."), LPL will admit LaSalle Partners Corporate & Financial Services, Inc., a Maryland corporation, as a new general partner, LPML will admit LaSalle Partners Management Services, Inc., a Maryland corporation, as a new general partner and LP Inc. will withdraw as a general partner and be admitted as a limited partner of LPL and LPML (collectively, the "Transaction"); and

     Whereas, the parties hereto desire to amend, modify and waive the Credit Agreement as provided herein;

     Now, Therefore, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree that the Credit Agreement shall be and hereby is amended, modified and waived as follows:

     1. The defined terms "Net Operating Income" and "Supporting Subsidiary" contained in Article I of the Credit Agreement are hereby amended in their entirety and as so amended shall read as follows:

               "Net Operating Income" means, for the Borrowers for any period, their Net Income for such period before all extraordinary items and all Interest Expense.

               "Supporting Subsidiary" means each Person which executes a counterpart to the Subsidiary Security Agreement and complies with the requirements of Section 4.3 hereof.

     2. Section 5.1 of the Credit Agreement is hereby amended by deleting the phrase "limited partnerships" appearing in the last sentence thereof and inserting in its place the word "corporations."

     3. Section 6.1(j) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

               (j) an updated Schedule II along with the financial statements delivered under subsections (a) and (b) above, as applicable, for any calendar quarter during which there is a change in any of the facts specified in Schedule II, as then most recently updated.

     4. Section 6.2 of the Credit Agreement is hereby amended by deleting the phrase ", all such payments to be made exclusively from capital contributions made to LPL and LPML by their partners" appearing in the last sentence thereof.

     5. Sections 6.13(a) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

               (a) Short-term obligations of the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America.

     6. Section 6.16 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

               Section 6.16. Rentals. The Borrowers will not, nor will they permit any Affiliate to, create, incur or suffer to exist obligations for Rentals in excess of the following amounts during the following calendar years in the aggregate for the Borrowers and their
          Affiliates:

       Calendar Year                          Amount
           1996                             $ 7,000,000
           1997                             $11,100,000
           1998                             $12,300,000

     7. Section 6.17 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

               Section 6.17. Net Worth. The Borrowers shall not on the dates set forth below permit Net Worth to be less than the amount set forth opposite such date:

                                         NET WORTH SHALL
                          DATE           NOT BE LESS THAN
                          ----           ----------------
                    December 31, 1996      $50,000,000
                    July 31, 1997          $72,000,000
                    December 31, 1997      $82,000,000
                    December 31, 1998      $92,000,000

     8. Section 6.23 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

               Section 6.23. Distributions. LPML and LPL shall not make any Distributions to any of their respective partners; provided, however, LPML and LPL may make Distributions if immediately prior to and after giving effect to any such Distribution a Default or Unmatured Default shall not have occurred and be continuing.

     9.   Sections 5.14, 6.25, 6.26, 7.11, 7.12, 7.13, 7.15 and 7.16 of the
Credit Agreement are each hereby deleted in their entirety and inserted in their place the following:

               Section 5.14.  [Intentionally omitted].

               Section 6.25.  [Intentionally omitted].

               Section 6.26.  [Intentionally omitted].

               Section 7.11.  [Intentionally omitted].

               Section 7.12.  [Intentionally omitted].

               Section 7.13.  [Intentionally omitted].

               Section 7.15.  [Intentionally omitted].

               Section 7.16.  [Intentionally omitted].

    10. Section 7.17 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

               Section 7.17. At any time fewer than five of the following individuals continue to be members of senior management of LP Inc. (or one of its principal Subsidiaries) and active in the management of LP Inc. (or one of its principal Subsidiaries): Stuart L. Scott,
          Robert C. Spoerri, William E. Sullivan, Daniel W. Cummings, Charles K. Esler, Jr., Lizanne Galbreath, M.G. Rose, Lynn C. Thurber, and Earl E. Webb.

    11.  The Lenders and Agent each hereby consent to the Transaction.

     12. (a) Upon receipt of the payment in full of all Facility B Loans and Facility C Loans the Lenders and Agent agree that all liens and security interests in the following Collateral shall be released: (i) all the collateral currently pledged under the Collateral Assignment of Partnership Interests, as amended, the Subsidiary Collateral Assignment of Partnership Interests, as amended, the Pledge Agreement, as amended, the Subsidiary Pledge Agreement, the Floating Charge dated 15th January, 1997, between LaSalle Partners International, an unlimited liability company incorporated in England and Wales (Registered number 2547868) ("LaSalle Partners International") and the Agent, the Mortgage of Shares dated 15th January, 1997 between LPI and the Agent, and the Mortgage of Shares dated 15th January, 1997 between LaSalle Partners International and the Agent and (ii) all equipment pledged under the Borrowers' Security Agreement and Subsidiary Security Agreement. The Agent and Lenders shall take all actions reasonably requested by the Borrowers to effect such release, including public filings to evidence such release, it being understood that notwithstanding the release of the lien on equipment and other collateral pursuant to this Amendment, the Borrowers are not at this time requesting the Agent to amend any UCC financing statements previously filed to reflect such release (other than the termination of certain UCC financing statements relating to the Borrowers). It being further understood that any UCC financing statement previously filed does not constitute a grant of a lien or security interest by either Borrower or any Supporting Subsidiary on any such collateral.

          (b) Each of the Borrowers' Security Agreement and the Subsidiary Security Agreement is hereby amended to delete the text of Section 1(a)(ii) and 5 and insert in their place the following: [Intentionally omitted].

          (c) Section 3(b) of the Borrowers' Security Agreement is hereby amended by deleting the phrase (I) "or places of business other than those listed on Schedule A" appearing in the eighth and ninth lines thereof and
     (II) "or place of business" appearing in the tenth line thereof.

          (d) Section 3(b) of the Subsidiary Security Agreement is hereby amended by deleting the phrase (I) "; and no Debtor has any other principal place of business other than those listed on Schedule B" appearing in the eighth and ninth lines thereof and (II) "or place of business" appearing in the tenth line thereof.

          (e) Section 3(b) of the Subsidiary Security Agreement is hereby further amended by replacing the phrase "immediately preceding sentence" in the eleventh line thereof with the phrase "two immediately preceding sentences."

          (f) Section 3(g) of the Subsidiary Security Agreement is hereby amended by inserting immediately after the word "Agreement" appearing in the third line thereof the following: ",except that LaSalle Partners Management (Ohio) Limited Partnership may transact business under the trade name "Galbreath/LaSalle Partners."

     13. Each Borrower represents and warrants to each Lender and the Agent that (a) each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct on and as of the date of this Amendment as if made on and as of the date hereof and as if each reference therein to the Credit Agreement referred to the Credit Agreement as amended hereby; (b) no Default and no event that with the giving of notice or passage of time, or both, would constitute a Default has occurred and is continuing; and (c) without limiting the effect of the foregoing, each Borrower's execution, delivery and performance of this Amendment has been duly authorized, and this Amendment has been executed and delivered by duly authorized officers of each Borrower.

     14. This Amendment shall become effective upon the satisfaction of all of the following conditions precedent:

          (a) The Borrowers, the Lenders and the Agent shall have executed and delivered this Amendment and the Supporting Subsidiaries and LP International, a Wyoming Limited Liability Company shall have executed the consent attached hereto;

          (b) The Dai-Ichi Indebtedness shall have been paid in full or shall be paid in full with the proceeds of the initial public offering of common stock of LP Inc., the closing of which shall occur immediately following the consummation of the Transaction, and all liens granted securing the Dai-Ichi Indebtedness shall have been released or shall be released immediately upon such payment;

          (c) The Agent shall have received the favorable opinion of counsel to the Borrowers;

          (d) The Agent shall have received copies of the Articles of Incorporation and bylaws of LP Inc., certified in each instance by its Secretary;

          (e) The Agent shall have received copies of the resolutions of the Board of Directors of LP Inc. authorizing the Transaction;

          (f) The Agent shall have received a copy of each amendment to each Borrower's partnership agreement executed in connection with the Transaction; and

          (g) The Transaction shall have occurred or shall occur simultaneously with the effectiveness of this Amendment.

     Each Borrower has heretofore executed and delivered to the Agent certain Security Agreements and each Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, except as provided herein, the Security Agreements executed by it remain in full force and effect and the rights and remedies of the Agent thereunder, the obligations of each Borrower thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreements as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically amended, waived and modified hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. All references to the Credit Agreement in any document shall be deemed to be references to the Credit Agreement as amended hereby. All capitalized terms used herein without definition shall have the same meaning herein as they have in the Credit Agreement. This Amendment shall become effective upon execution by the parties hereto. This Amendment shall be construed and governed by and in accordance with the internal laws of the State of Illinois.

     Dated as of the date first above written.

                                     LaSalle Partners Limited Partnership, a
                                        Delaware limited partnership

                                     By _________________________________
                                       Its ______________________________

                                     LaSalle Partners Management limited
                                        Partnership, a Delaware limited
                                        partnership

                                     By _________________________________
                                       Its ______________________________

                                     Harris Trust and Savings Bank, in its
                                        individual capacity as a Lender and as
                                        Agent

                                     By _________________________________
                                       Its ______________________________

                                     LaSalle National Bank

                                     By _________________________________
                                       Its ______________________________

                                    Consent

     Each of the undersigned has heretofore executed and delivered to the Agent and each Lender the Guaranty Agreement dated as of September 6, 1996 and, except for LP International the Subsidiary Security Agreement, and hereby consents to the Fourth Amendment to the Credit Agreement as set forth above and confirms that the Guaranty Agreement and, except as provided in the Fourth Amendment, Subsidiary Security Agreement and all of its obligations under such Guaranty Agreement and, except as provided in the Fourth Amendment, Subsidiary Security Agreement remain in full force and effect. Each of the undersigned further agrees that the consent of it to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the respective Guaranty Agreement and Subsidiary Security Agreement referred to above.


                         LaSalle Partners Management (Arizona)
                              Limited Partnership, an Arizona limited
                              partnership

                         By:  LaSalle Partners Management Limited
                              Partnership, a Delaware limited partnership
                              Its:  General Partner

                                            By: _________________________
                                            Name: Charles K. Esler, Jr.
                                                  Its:  Chief Executive
                                                        Officer

                         LaSalle Partners (Georgia) Limited
                              Partnership, a Georgia limited partnership

                         By:  LaSalle Partners Limited Partnership,
                              a Delaware limited partnership
                              Its:  General Partner

                                            By: _________________________
                                            Name: Timothy M. McGarrity
                                                  Its:  Vice President

                          LaSalle Construction Limited Partnership, a
                               Delaware limited partnership

                          By: LaSalle Construction Corporation, an Illinois corporation
                               Its:  General Partner

                               By: ___________________________________
                               Name: Tod D. Lickerman
                                     Its:  President

                          LaSalle Advisors Limited, a Delaware limited
                               partnership

                          By:  LaSalle Partners Limited Partnership, a
                               Delaware limited partnership
                               Its:  General Partner

                                         By: _________________________
                                         Name: Timothy M. McGarrity
                                               Its:  Vice President

                          ABKB/LaSalle Securities Limited
                               Partnership, a Maryland limited partnership

                          By: ABKB/LaSalle Securities, Inc., a Maryland corporation
                               Its:  General Partner

                               By: ___________________________________
                               Name: Daniel W. Cummings
                                     Its:  Vice Chairman

                             LaSalle Partners (New York) Limited
                              Partnership, a New York Limited partnership

                             By: LaSalle Partners Incorporated, a New York corporation
                                  Its:  General Partners

                                  By: ___________________________________
                                  Name: Charles K. Esler, Jr.
                                        Its:  President

                             LaSalle Partners (Colorado) Limited
                                  Partnership, a Colorado limited partnership

                             By: ________________________________________
                             Name: Kenneth R. Gillis
                                   Its:  General Partner


                             LaSalle Partners Management (Illinois)
                                  Limited Partnership, an Illinois limited partnership

                             By: ________________________________________
                             Name: Jon R. Andersen
                                   Its:  General Partner

                             LSPAM (California) Limited Partnership, a
                                  California limited partnership

                             By:  LaSalle Partners Asset Management of
                                  California, Inc., a California corporation
                                  Its:  General Partner

                                  By: ___________________________________
                                  Name: Charles K. Esler, Jr.
                                        Its:  President

                                        LPAML-COPUB Limited Partnership, a
                                             Delaware limited partnership

                                        By:  LPAML-COPUB Corporation, a Delaware
                                             corporation
                                             Its:  General Partner

                                             By:
                                                --------------------------------
                                                Name: Charles K. Esler, Jr.
                                                      Its:  President

                                        LPAML Colorado Limited Partnership, a
                                             Colorado limited partnership

                                        By:
                                           -------------------------------------
                                        Name: Lilly A. Barnett
                                              Its:  General Partner

                                        LaSalle Partners Development Limited, a
                                             Delaware limited partnership

                                        By:  LaSalle Partners Management Limited
                                             Partnership, a Delaware limited
                                             partnership
                                             Its:  General Partner

                                                   By:
                                                      --------------------------
                                                   Name: Charles K. Esler, Jr.
                                                         Its:  Chief Executive
                                                               Officer

                                        LP International, a Limited Liability
                                             Company, a Wyoming limited
                                             liability company

                                        By:  LaSalle Partners Limited
                                             Partnership, a Delaware limited
                                             partnership

                                                   By:
                                                      --------------------------
                                                   Name: Timothy M. McGarrity
                                                         Its:  Vice President

                                 LaSalle Partners Management (Ohio) Limited
                                   Partnership, an Illinois limited partnership


                                 By:
                                    -------------------------------------------
                                 Name: Cynthia K. Bucco
                                       Its:  General Partner

                                 LaSalle Partners Management Limited
                                   Partnership, a Florida limited partnership


                                 By:
                                    -------------------------------------------

                                 Name: Robert N. Rea
                                       Its:  General Partner

                                 LSP Services (California) Limited
                                   Partnership, a California limited partnership

                                 By:  LaSalle Partners of California, Inc., a
                                      California corporation
                                      Its:  General Partner


                                      By:
                                         --------------------------------------
                                      Name: Stuart L. Scott
                                            Its:  President


                                  LaSalle Partners (Illinois) Limited
                                   Partnership, an Illinois limited partnership


                                 By:
                                    -------------------------------------------
                                 Name: Stuart L. Scott
                                       Its:  General Partner